EXHIBIT 10.8

                                 AMENDMENT NO. 1
                                       TO
 THE EXECUTIVE EMPLOYMENT AGREEMENT BETWEEN iSECURETRAC CORP. AND JOHN M. HEIDA,
                    DATED JANUARY 1, 2002 (THE "AGREEMENT")

      Company and Executive desire to amend and modify the Agreement to memorialize their understandings and verbal agreements made since the effective date thereof. Therefore, Company and Executive agree as follows:

1. All capitalized terms used herein shall have the same meanings set forth in the Agreement.

2. Notwithstanding anything to the contrary in the Agreement, the following shall amend the applicable terms of the Agreement to the extent necessary to effect all provisions described below:

      a. Capacity and Duties. Executive shall serve as Senior Vice President of Corporate Development and General Counsel of the Company and serve in such other offices as he may be appointed or elected to from time to time.

      b. Stock Incentives. Executive and the Company acknowledge that the Board of Directors granted Executive options to purchase 100,000 shares of the Company's common stock; with said date of grant to be February 9, 2004, at an exercise price of $0.3145; said options to vest on a pro-rata basis over a period of 12 months from the date of grant; said options being in addition to any and all options Executive may have been granted previously.


      IN WITNESS WHEREOF, Company has caused its duly authorized officer to execute this Amendment No. 1 to the Agreement and Executive has executed the same on the date indicated below.

                                iSECURETRAC CORP.

                                /s/  Thomas E. Wharton        4/1/04
                                ------------------------      ------
                                Thomas E. Wharton             Date
                                President and CEO


                                EXECUTIVE:

                                /s/  John M. Heida            4/1/04
                                ------------------------      ------
                                John M. Heida                 Date